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                  J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C4

                                                                      EXHIBIT 99
                                                                     PAGE 1 OF 2

ITEM 12.   Security Ownership of Certain Beneficial Owners and Management

As of December 31, 1997, the following persons were known to the Registrant to be the registered owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below:

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

  TITLE       NAME AND ADDRESS          AMOUNT OF BENEFICIAL
 OF CLASS    OF HOLDERS OF RECORD    OWNERSHIP (ORIGINAL PRINCIPAL)      % CLASS
 --------    --------------------    ------------------------------      -------
Class A1     Cede & Co.                       $40,000,000                  100%
             55 Water Street
             New York, New York
             10005

Class A2     Cede & Co.                      $100,124,000                  100%
             55 Water Street
             New York, New York
             10005


Class A3     Cede & Co.                      $138,659,000                  100%
             55 Water Street
             New York, New York
             10005

Class B      Cede & Co.                       $24,419,000                  100%
             55 Water Street
             New York, New York
             10005

Class C      Cede & Co.                       $22,384,000                  100%
             55 Water Street
             New York, New York
             10005

Class D      Cede & Co.                       $20,349,000                  100%
             55 Water Street
             New York, New York
             10005



Class E      Cede & Co.                        $6,104,000                  100%
             55 Water Street
             New York, New York
             10005

Class F      Cede & Co.                       $26,454,000                  100%
             55 Water Street
             New York, New York
             10005

Class G      Cede & Co.                       $16,279,000                  100%
             55 Water Street
             New York, New York
             10005

Class NR     Cede & Co.                       $12,213,353                  100%
             55 Water Street
             New York, New York
             10005
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
Class X      Cede & Co.                       $406,985,353                 100%
             55 Water Street
             New York, New York
             10005

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